UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 7, 2011
Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                      OTHER EVENTS.

On January 7, 2011, TIB Financial Corp. (the “Company”) issued a press release announcing that it would extend its ongoing subscription rights offering.  Accordingly, holders of the subscription rights will now have until 5:00 p.m., New York City time, on January 18, 2011 to exercise their rights.  The rights offering was originally scheduled to expire on January 10, 2011.  Other than the extension of the expiration date of the rights offering, all of the offering terms described in the Company’s prospectus dated December 17, 2010 remain the same and apply during the extended period of the offering.

A copy of the press release of the Company dated January 7, 2011 is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01                      FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of TIB Financial Corp. dated January 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
Date: January 11, 2011	By:	/s/ Stephen J. Gilhooly
Stephen J. Gilhooly
EVP and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of TIB Financial Corp. dated January 7, 2011.